UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 26, 2008

Bowlin Travel Centers, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31701	85-0473277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Louisiana, NE, Albuquerque, New Mexico	87108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  505-266-5985

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 26, 2008, the Board of Directors of Bowlin Travel Centers, Inc. (the “Company”) approved a Stock Repurchase Plan, pursuant to which the Company may purchase up to 1,000,000 shares of its common stock over a one-year period.

On September 29, 2008, the Company issued a press release announcing its Stock Repurchase Plan.  A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release dated September 29, 2008, announcing Stock Repurchase Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowlin Travel Centers, Inc.

Date: September 29, 2008	By:	/s/ MICHAEL L. BOWLIN
Michael L. Bowlin, Chairman of the Board, President and Chief Executive Officer